EQ ADVISORS TRUSTSM

SUPPLEMENT DATED MAY 4, 2012 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION DATED MAY 1, 2012

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2012, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the EQ/AXA Franklin Small Cap Value Core Portfolio (“Portfolio”) of the Trust.

Information Regarding

EQ/AXA Franklin Small Cap Value Core Portfolio

Y. Dogan Sahin Portfolio Manager/Research Analyst of Franklin Advisory Services, LLC serves as member of the team that manages the Portfolio.

Information regarding Y. Dogan Sahin in the “Who Manages the Portfolio – Adviser: Franklin Advisory Services, LLC – Portfolio Managers” section of the Prospectus hereby is deleted in its entirety

Information regarding Y. Dogan Sahin contained in the “Management of the Trust – The Advisers – Franklin Advisory Services, LLC” section of the Prospectus hereby is deleted in its entirety.

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Information regarding Y. Dogan Sahin, contained in Appendix C – Portfolio Manager Information” section of the Statement of Additional Information with respect to the Portfolio hereby is deleted in its entirety.